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                         SUPPLEMENT DATED APRIL 4, 2003
                                       TO
                                 PROXY STATEMENT
                      ABERDEEN AUSTRALIA EQUITY FUND, INC.

                                GATEWAY CENTER 3
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                         -------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 15, 2003

                         -------------------------------

This Supplement is being circulated to stockholders entitled to vote at the April 15, 2003 Annual Meeting of Stockholders ("Annual Meeting") of Aberdeen Australia Equity Fund, Inc., a Maryland corporation ("Fund"), to provide information in addition to that contained in the Proxy Statement for the Annual Meeting that was mailed to stockholders on or about March 7, 2003.

The Fund's Board of Directors ("Board") has continuously availed itself of methods specifically provided by, or consistent with, Maryland law and the Investment Company Act of 1940, as amended, to protect the Fund and its stockholders. The Fund is also subject to certain Maryland law provisions, including those which have been enacted since the inception of the Fund, that make it more difficult for challengers to gain control of the Board. Earlier this year, the Fund's Board adopted an amended and restated bylaws. In doing so, the Board consulted with counsel to the Fund, Maryland counsel to the Fund, and counsel to the independent directors. The amendments to the bylaws were adopted, among other things: to assure that directors elected to serve on the Fund's Board are well qualified; to develop the Fund's procedures with respect to meetings of stockholders; and to resist efforts by well-organized minority stockholders to subvert the objective and purposes of the Fund.

The following is a summary of the amendments to the bylaws which are set forth in the Amended and Restated Bylaws as of January 16, 2003. Some of the bylaw amendments have been under consideration for several years, while others are modifications or expansions of existing bylaws. This summary is qualified in its entirety by reference to the complete bylaws. The bylaw amendments:

1. Establish procedures for stockholder-requested special meetings, including procedures for setting the record date for the stockholders making the request, the record date for the meeting and the time, place and date of the meeting. Consistent with the Maryland General Corporation Law, stockholders requesting a meeting would be required to
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     disclose the purpose of the meeting and the matters to be proposed to be acted on at the meeting.

2. Provide that the Board of Directors may appoint the chair of the meeting of stockholders and provide for chairmanship in the absence of such an appointment. The amendments provide that the rules for conduct of the meeting are established by the chair of the meeting.

3. Enhance already existing bylaw provisions that require a stockholder to give written advance notice and other information to the Fund of the stockholder's nominees for directors and other proposals for business at stockholders meetings.

4. Disclose that the Board has elected on behalf of the Fund to be subject to the Maryland Control Share Acquisition Act, which provides that control shares acquired in a control share acquisition may not be voted except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Generally, control shares are voting shares of stock which would entitle the acquiror of the shares to exercise voting power within one of the following ranges of voting power: (1) one-tenth or more but less than one-third, (2) one-third or more but less than a majority, or
     (3) a majority or more of all voting power. This limitation does not apply to matters for which the Investment Company Act of 1940, as amended, requires the vote of a majority of the Fund's outstanding voting securities (as defined in that Act.)

5. Establish qualifications for Fund directors. These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as directors of a closed-end fund that invests in Australian equity securities. They also require incumbent directors and nominees to comply with the Fund's conflict of interest policy. Current directors are exempted from these requirements (except compliance with the Fund's conflict of interest policy) because they have become qualified through past experience as directors of the Fund. Nevertheless, almost all current directors satisfy the new qualification requirements.

6. Require that directors be elected by the affirmative vote of the holders of a majority of the Fund's outstanding shares. (The bylaws previously required the affirmative vote of the holders of a majority of shares present at the meeting and entitled to vote.)

7. Establish supermajority Board vote requirements for certain actions, including mergers, dissolution, election of officers, officer and director compensation, and the amendment of the director term and qualification requirements.

8. Require that any proposed advisory, sub-advisory or management contract with an affiliate of an independent Fund director be approved by 75% of the Fund's independent directors who are not so affiliated. If such a contract is approved, the bylaws would provide automatic liquidity to dissatisfied shareholders by requiring the Fund to
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     commence a tender offer for at least 50 percent of its outstanding shares at a price of at least 98% of the Fund's per share net asset value. These provisions cannot be changed except by 75% of the directors who were in office January 16, 2003 or who were recommended by, or elected or nominated to succeed such a director by a majority of such directors then on the Board.

9. Reserve to the Board the power to adopt, alter, or repeal the bylaws or any provision of the bylaws.

Any stockholder who would like a copy of the Fund's bylaws may obtain a copy from the Securities and Exchange Commission ("SEC") by calling the SEC at (202) 942-8090 or e-mailing the SEC at publicinfo@sec.gov, or from the Fund.

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                                                            PLEASE TAKE A MOMENT
                                                             AND CAST YOUR VOTE!

                           IMPORTANT NOTICE REGARDING
                      ABERDEEN AUSTRALIA EQUITY FUND, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
         SCHEDULED FOR TUESDAY, APRIL 15, 2003 AT 1:00 P.M. EASTERN TIME


Dear Stockholder:

WE ARE VERY PLEASED TO REPORT THAT, IN CONNECTION WITH THE FUND'S ANNUAL MEETING, INSTITUTIONAL SHAREHOLDER SERVICES, INC., THE NATION'S LEADING INDEPENDENT PROXY ADVISORY FIRM, HAS RECOMMENDED TO ITS CLIENTS THAT FUND STOCKHOLDERS VOTE:

o  FOR         Proposal 1:  Election of Directors
o  FOR         Proposal 2:  Amendment of the Fund's Charter
o  FOR         Proposal 3:  Amendment of the Fund's fundamental borrowing policy
o  FOR         Proposal 4:  Amendment of the Fund's Management Agreement and
                            Investment Advisory Agreement
o  AGAINST     Proposal 5:  Stockholder proposal

These recommendations are the same as those unanimously approved by the Fund's Board of Directors.

According to our latest records, your voting instructions for this meeting have not yet been received. We are writing to urge you to vote your shares today in accordance with the recommendations of the Board of Directors. REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THEY BE REPRESENTED AT THE MEETING. HERE IS A REMINDER OF THE CONVENIENT CHOICES YOU HAVE TO VOTE YOUR
SHARES:

   --> BY TOUCH-TONE PHONE:
   Dial the toll-free number found on your proxy card and follow the simple instructions.

   --> BY INTERNET:
   Visit WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

   --> BY MAIL:
   Simply sign, date and return your executed proxy card in the enclosed postage paid envelope. PLEASE TRY TO UTILIZE ONE OF THE ABOVE OPTIONS TO REGISTER YOUR VOTE, SO IT MAY BE RECEIVED IN TIME FOR THE MEETING.

The Fund has retained a professional proxy solicitation firm, Georgeson Shareholder Communications Inc. to assist you with the voting process. If you have any questions regarding the voting of your shares, PLEASE CALL TOLL-FREE AT 1-866-216-0268.


Thank you for your support. Your prompt voting may save the Fund the necessity and expense of further solicitations.

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INSTRUCTIONS FOR AUTHORIZING YOUR PROXY

Aberdeen Australia Equity Fund, Inc. offers shareholders of record four alternative ways of authorizing proxies:

-------------
  TELEPHONE     Available only until 5:00 p.m. Eastern Daylight Time April 14,
-------------   2003.

    o On a touch-tone telephone, call TOLL FREE 1-877-260-0388, 24 hours a day, 7 days a week
    o   You will be asked to enter ONLY the Control Number shown below
    o   Have your proxy card ready, then follow the prerecorded instructions
    o   Your voting instructions will be confirmed and cast as you directed

-------------
  FAX
-------------

    o Simply fax your completed and signed proxy card (both front and back sides) to 1-212-440-9009

-------------
  INTERNET      Available only until 5:00 p.m. Eastern Daylight Time April 14,
-------------   2003.

    o   Visit the Internet voting Website at http://proxy.georgeson.com
    o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
    o   You will incur only your usual Internet charges

-------------
  MAIL
-------------

    o Simply sign and date your proxy card and return it in the postage-paid envelope

  --------------------                                 --------------------
     COMPANY NUMBER                                       CONTROL NUMBER
  --------------------                                 --------------------


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

      PLEASE MARK
  /X/ VOTES AS IN
      THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCLHOLDERS VOTE "FOR" PROPOSALS 1,2,3,4(A) AND 4(B), EACH AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.


1.    Election of the following four nominees to      FOR      WITHHOLD
      serve as Class III Directors for three-year
      terms and until their successors are
      duly elected and qualify: Laurence              / /        / /
      S. Freedman, David L. Elsum, Peter
      J. O'Connell and William J. Potter

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES BY MARKING THE FOR BOX AND STRIKING OUT THE NAME OF ANY SUCH NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2.    Proposal to amend the Fund's charter to       FOR    AGAINST   ABSTAIN
      increase the number of authorized shares
      of stock, to authorize an undesignated        / /      / /       / /
      class of preferred stock and to authorize the Board of Directors to classify and reclassify any unissued shares of preferred stock into one or more classes or series of preferred stock or common stock

3.    Proposal to amend the Fund's fundamental      / /      / /       / /
      borrowing policy

                                                    FOR    AGAINST   ABSTAIN
4(A). Proposal to amend the Fund's Management
      Agreement to provide that fees paid           / /      / /       / /
      thereunder to the Investment Manager
      will be based on all managed assets

4(B). Proposal to amend the Fund's Investment
      Advisory Agreement to provide that fees       / /      / /       / /
      paid thereunder to the Investment Adviser will be based on all managed assets

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 5, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

 5.   Stockholder proposal that the stockholders
      of the Fund ask the Board of Directors to
      consider taking the steps necessary to        / /      / /       / /
      convert the Fund to an open-end fund or
      otherwise permit stockholders to realize net asset value for their shares

The undersigned authorizes the Proxy holder to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

                       NOTE: PLEASE SIGN AS NAME APPEARS HEREIN. JOINT
                       OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OFFICER OF CORPORATION OR OTHER ENTITY OR IN ANOTHER REPRESENTATIVE CAPACITY, PLEASE GIVE THE FULL TITLE UNDER THE SIGNATURE.

                       SIGNATURE
                                 ----------------------------------------------
                       SIGNATURE (IF HELD JOINTLY)
                                                   ----------------------------
                       DATE
                           ----------------------------------------------------

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                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                                      PROXY
                      ABERDEEN AUSTRALIA EQUITY FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS -- APRIL 15, 2003

        The undersigned stockholder of Aberdeen Australia Equity Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Beverley Hendry, William
     J. Potter, and Timothy Sullivan, or any of them, with full power of
 P substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at Dryden Hall, 7th Floor, Plaza Building, 751 Broad Street, Newark, New Jersey on Tuesday April 15, 2003, at 1:00 p.m. (Eastern
 R time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all
 O powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes
 X   any proxy heretofore given with respect to such meeting.

        THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS
 Y INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR (PROPOSAL 1), "FOR" PROPOSALS 2, 3, 4(A) AND 4(B), "AGAINST" PROPOSAL 5 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

       PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

     HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

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                                                          SEE REVERSE SIDE
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